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                                                                EXHIBIT 10.14(c)



                            UNITED STATES OF AMERICA
                          DEPARTMENT OF TRANSPORTATION
                             MARITIME ADMINISTRATION
                              COOPERATIVE AGREEMENT


PROJECT NUMBER:              DTMA91-95-H-00069

MODIFICATION:                0002

TITLE:                       "Integrated Shipboard Information Technology
                             Platform (ISIT)"

FUNDING DATA:                69X1750 996 210 175000 X00K83 2523
                             9621000K83 Increase: $354,781.00

RECIPIENT NAME               Marine Management Systems
    AND ADDRESS:             102 Hamilton Avenue
                             Stamford, CT 06902

AGENCY NAME AND              DOT/Maritime Administration
    ADDRESS:                 Office of Acquisition, MAR-380
                             400 Seventh Street, SW., Room 7310
                             Washington, DC 20590

MODIFICATION                 Article 10 Modifications and Mutual Agreement
    AUTHORITY:               between the Parties

DESCRIPTION:

1. By this modification Article 1 Parties, Article 9 Project Management and Attachment 3 Financial Status Report are hereby modified to reflect the addition of SINTEF Automatic Control as a Project Partner.

2. Marine Management Systems attached letter dated November 30, 1995 is hereby incorporated by reference into this agreement.

3. Provide additional funding in the amount of $354,781.00 to completely fund the agreement. The federal funding obligation is increased from:
     $1,557,982.00 to: $1,912,763.00.

4. Due to a typographical error on Modification 0001, Project Number, is hereby corrected to read: delete "DTMA91-94-H-00069" and replace with DTMA91-95-H-00069.

5. All other terms and conditions of the Cooperative Agreement remain unchanged.

/s/ Tracy L. Ford
------------------------
Tracey L. Ford
Agreements Officer
Date:    March 25, 1996